Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly report of Cedric Kushner Promotions, Inc. & Subsidiaries (the Company) on Form 10-QSB for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2004.





/s/ James DiLorenzo
-------------------
Name: James DiLorenzo
Title: Executive Vice President
(Principal Financial and Accounting Officer)



Date: August 12, 2004